GREENMAN TECHNOLOGIES, INC.

                              EMPLOYMENT AGREEMENT


         THIS IS AN AGREEMENT, effective as of December 1, 1996, by and between GreenMan Technologies, Inc., a Delaware corporation (the "Company"), and Robert
D. Maust (the "Employee").

         WHEREAS, the Company desires to employ the Employee and the Employee desires to be employed by the Company;

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, the parties agree as follows:

         1. Employment

                  The Company hereby employs the Employee, and the Employee hereby accepts employment with the Company, upon the terms and conditions hereinafter set forth.

         2. Duties

                  The Employee shall serve as President of the Company's Tire Recycling Division. In such capacity, the Employee will report to the Chief Executive Officer of the Company and will perform such duties on behalf of the Company consistent with such office as may be assigned to him from time to time by the Chief Executive Officer of the Company. The Employee agrees to abide by the rules, regulations, instructions, personnel practices and policies of the Company and any changes therein which may be adopted from time to time by the Board of Directors of the Company.

         3. Term

                  Unless sooner terminated as provided below, the term of the Employee's employment under this Agreement will be three years from the date first above written (such period, as it may be extended, is referred to in this Agreement as the "Employment Period"). Unless notice of non-renewal is given by either party at least thirty (30) days prior to the end of such period, the Employment Period will continue thereafter for successive 12-month periods. Upon the Company's giving thirty (30) days notice as herein described, the Employee may seek alternative employment during such notice period; provided, however, that the Employee shall be required to continue to perform such duties on behalf of the Company as are specified in this Agreement.

         4. Extent of Services

                  During the term of his employment, the Employee will devote his full time and best efforts to the performance of his duties under this Agreement. Under no circumstances will the Employee knowingly take any action contrary to the best interests of the Company.

         5. Compensation

                  In  consideration  of employment and the services  rendered by
the  Employee  under  this   Agreement,   the  Company  will  pay  the  Employee
compensation as follows:






                  5.1 Base Salary. A base salary ("Base Salary") of One Hundred and Twenty Five Thousand ($125,000.00) per year for the term of this Agreement, payable in accordance with the Company's ordinary payroll practices. Any increases in Base Salary shall be in the sole discretion of the Board of Directors.

                  5.2 Incentive Compensation. The Employee will be entitled to participate, on the same basis as the other executive officers of the Company, in any incentive compensation plan that may be established by the Company (the "Plan"). The terms of the Plan, together with the extent and terms of the Employee's participation in the Plan, will be established by the Company's Board of Directors, in its sole discretion.

         6. Other Benefits

                  6.1 Additional Compensation and Benefits. The Employee shall be entitled to receive the same health, disability and other benefits as are offered by the Company to all full-time employees from time to time. The Employee will be entitled to such additional compensation, bonuses or benefits as the Company's Board of Directors, in its sole discretion, may decide.

                  6.2 Expenses. The Company will, upon substantiation thereof, reimburse the Employee for all reasonable expenses of types authorized by the Board of Directors of the Company in the ordinary course of business and incurred by the Employee in connection with the Company's business affairs. The Employee must regularly submit, for approval to the Chief Financial Officer of the Company, a statement of these expenses and will comply with such other accounting and reporting requirements as the Company may from time to time establish. Approved and substantiated expenses shall be reimbursed by the Company within 30 days of submittal for payment.

                  6.2 Life Insurance. The Company shall provide the Employee with life insurance coverage equal to three (3) times his annual salary, or, shall reimburse the Employee for the premium cost of such life insurance coverage should it be purchased by the Employee independently.

         7. Termination

                  7.1 By the Company. The Company may terminate the Employee's employment with the Company (a) upon the expiration of the Employment Period in accordance with the terms of this Agreement, (b) at any time without notice for "cause", as defined below, (c) at any time without cause upon thirty (30) days' advance notice, subject to Section 7.4 below and subject to the requirement that the company pay to the Employee the amount set forth in Section 7.4 herein, (d) upon the death of the Employee, or (e) in the event of the Employee's disability preventing him from rendering services to the Company consistent with his duties hereunder for a period of six (6) consecutive months.

                  7.2 By the Employee. The employee may terminate his employment with the Company upon the expiration of the Employment Period in accordance with the terms of this Agreement or at any time upon thirty (30) days' advance notice.

                  7.3 Cause. For the purposes of this Section 7, "cause" means:

                      (a) engaging in any crime or offense involving money or other property of the Company, or

                      (b)  conviction of a felony, or






                      (c) continuing, repeated willful failure or refusal to perform specific written directives of the Company's Board of Directors consistent with the Employee's duties after notice that such failure will be deemed to constitute cause for termination and a reasonable opportunity to cure such failure or refusal, or

                      (d)  excessive absenteeism, or

                      (e) owning, engaging in, conducting, managing, operating, participating in, being employed by, being connected in any manner whatsoever with, or rendering services or advice to (whether for compensation or without compensation), any other person or business entity which is engaged in the same business as conducted by the Company at the time, provided that nothing shall restrict the Employee's right to invest in the securities (not to exceed 1% of the outstanding securities of any class) of any publicly-held corporation in the management of which the Employee does not participate.

                  7.4 Amounts Payable Upon Termination. Upon termination of the Employee's employment with the Company in accordance with clause (a), (b), (d) or (e) of Section 7.1, all compensation and benefits under this Agreement will cease, effective the date of termination. Upon termination of the Employee's employment with the Company in accordance with clause (c) of Section 7.1, the Employee shall be paid twelve (12) months' Base Salary. Other than as specifically set forth in Section 7.1 and this Section 7.4, the Employee will not be entitled to receive any compensation or benefits after termination of his employment with the Company.

         8.  Non-Disclosure; Non-Competition

                  8.1  Proprietary Information.

                           (a) The  Employee  agrees  that all  information  and
know-how, whether or not in writing, of a private, secret or confidential nature concerning the Company's business or financial affairs (collectively, "Proprietary Information") is and will be the exclusive property of the Company. By way of illustration, but not limitation, Proprietary Information includes contemplated or planned advertising or public relations plans, methods or techniques; inventions, products, projects, developments, compositions, plans, research data, financial data, manufacturing processes or techniques, trade secrets, personnel data, computer programs, designs, and client and supplier lists, whether or not copyrightable, trademarkable or licensable. The Employee will not disclose any Proprietary Information to others outside the Company or use the Proprietary Information for any unauthorized purposes without written approval by an officer of the Company, either during or after his employment, unless and until such Proprietary Information has become public knowledge without the fault of the Employee.

                           (b) The  Employee  agrees  that all  files,  letters,
memoranda, reports, records, data sketches, drawings, notebooks, notes, specifications, programs, computer program listings, or other written, photographic, or other tangible material containing Proprietary Information, whether created by the Employee or others, which comes into his custody or possession, is the exclusive property of the Company, to be used by the Employee only in the performance of his duties for the Company.

                           (c) The Employee  agrees that his  obligation  not to
disclose or use information, know-how and records of the types set forth in Paragraphs (a) and (b) above also extends to such types of information, know-how, records and tangible property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to the Employee in the course of the Company's business.

                  8.2  Developments





                           (a) The Employee will make full and prompt disclosure
to the Company of all inventions, improvements, ideas, concepts, approaches, discoveries, methods, developments, software, and works of authorship, whether or not copyrightable, trademarkable or licensable, which are created, made, conceived or reduced to practice by the Employee or under his direction or jointly with others in connection with his employment by the Company, whether or not during normal working hours or on the premises of the Company (all of which are collectively referred to in this Agreement as "Developments").

                           (b) The Employee  agrees to cooperate  fully with the
Company, both during and after his employment with the Company, with respect to the procurement, maintenance and enforcement of copyrights and trademarks (both in the United States and foreign countries) relating to Development. The Employee will sign all papers, including, without limitation, copyright applications, trademark applications, patent applications, declarations, oaths, formal assignments, assignments of priority rights and powers of attorney, which the Company may deem necessary or desirable in order to protect its rights and interest in any Developments.

                  8.3  Non-Competition.

                           (a) During the term of the Employee's employment with
the Company and for a period of six (6) months after that employment is terminated, for any reason, by the Company or the Employee, the Employee will not, without the Company's prior written approval, directly or indirectly:

                                    (i) recruit, solicit or knowingly induce, or
attempt to induce, any employee or consultant of the company to terminate his or her employment or consulting relationship with, or otherwise cease his relationship with, the Company; or

                                    (ii)  solicit,   divert  or  take  away,  or
attempt to divert or to take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts of the Company. For purposes of this Agreement, a prospective client, customer or account is any individual or entity whose business is solicited by the Company, proposed to be solicited by the Company, or who approaches the Company, with respect to possibly becoming a client, customer or account during the Employment Period; or

                                    (iii) engage  (whether for  compensation  or
without compensation) as an individual proprietor, partner, stockholder, officer, employee, director, joint venture, investor, lender, or in any other capacity whatsoever (otherwise than as the holder of not more than one percent (1%) of the total outstanding stock of a publicly-held company), in any business activity which competes with any business then being conducted by the Company or any business proposed to be conducted by the Company at the time of the termination of the Employee's employment with the Company.

                           (b) If any  restriction  set forth in this Subsection
8.3 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to the extent only over the maximum period of time, range of activities or geographic areas to which it may be enforceable.

                           (c) The restrictions contained in this Subsection 8.3
are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to be reasonable for this purposes. The Employee agrees that any breach of this Subsection 8.3 will cause the Company substantial and irrevocable damage and, therefore, in the event of any such breach, in addition to such other remedies which may be available, the Company will have the right to seek specific performance and injunctive relief.

                  8.4 Survival of Obligations. The obligations of the Employee under this Section 8 will survive the termination of this Agreement.





         9. Notices.

                  All notices under this Agreement must be in writing and must be delivered by hand or mailed by certified or registered mail, postage prepaid, return receipt requested, to the parties as follows:






If to the Company:                  GreenMan Technologies, Inc.
                                    7 Kimball Lane, Building A.
                                    Lynnfield, Massachusetts  01940
                                    Attention:  Maurice E. Needham

with a copy to:                     John A. Piccione, Esq.
                                    Sullivan & Worcester LLP
                                    One Post Office Square
                                    Boston, Massachusetts  02109

If to the Employee:                 To the address set forth below the signature
                                    of the Employee;


or to such other address as is specified in a notice complying with this Section
9. Any such notice is deemed given on the date delivered by hand or three days after the date of mailing.

         10. Other Agreements.

                  The Employee hereby represents that he is not bound by the terms of any agreement with any previous employer or other party to refrain from competing, directly or indirectly, with the business of such previous employer or any other party. The Employee further represents that his performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by him in confidence or in trust prior to his employment with the Company.

         11. Miscellaneous.

                  11.1 Modification. This Agreement constitutes the entire Agreement between the parties with regard to the subject matter hereof, superseding all prior understandings and agreements, whether written or oral. This Agreement may not be amended or revised except by a writing signed by the parties.

                  11.2 Successors and Assigns. This Agreement is binding upon the inures to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Company may be merged or which may succeed to its assets or business, although the obligations of the Employee are personal and may be performed only by him.

                  11.3 Captions. Captions have been inserted in this Agreement solely for convenience of reference, and in no way define, limit or affect the scope or substance of any provision of this Agreement.

                  11.4 Severability. The provisions of this Agreement are severable, and invalidity of any provision does not affect the validity of any other provision. In the even that any court of competent jurisdiction determines that any provision of this Agreement or the application thereof is unenforceable because of its duration or scope, the parties agree that the court in making such determination will have the power to reduce the duration and scope of such provision to the extent necessary to make it enforceable, and that the Agreement in its reduced form is valid and enforceable to the full extent permitted by law.

                  11.5 Governing Law. This Agreement is to be construed under and governed by the laws of the Commonwealth of Massachusetts.






IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                        GREENMAN TECHNOLOGIES, INC.


                                        By:  /s/  Maurice E. Needham
                                           ----------------------------------
                                               Maurice E. Needham, Chairman


                                        EMPLOYEE


                                             /s/  Robert D. Maust
                                        --------------------------------------
                                               Robert D. Maust

                                        Address:   800 Oak Drive
                                                   Preston, Minnesota  55965